                                                                    EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

                                     BETWEEN

                          IPC INFORMATION SYSTEMS, INC.

                                       AND

                                   IXNET, INC.


                      DATED AS OF _______________ __, 1999

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                                                 TABLE OF CONTENTS
                                                 -----------------
                                                                                                               Page
                                                                                                               ----
PRELIMINARY STATEMENTS........................................................................................-iii-

                  Section 1.        Effectiveness of Agreement; Term..........................................-iii-
                                    --------------------------------
                           1.1      Effective Date............................................................-iii-
                                    --------------
                           1.2      Shares Covered............................................................-iii-
                                    --------------
                  Section 2.        Demand Registration.........................................................-2-
                                    -------------------
                           2.1      Notice......................................................................-2-
                                    ------
                           2.2      Registration Expenses.......................................................-3-
                                    ---------------------
                           2.3      Selection of Professionals..................................................-3-
                                    --------------------------
                           2.4      Third Person Shares.........................................................-3-
                                    -------------------
                           2.5      Permitted Transferees.......................................................-3-
                                    ---------------------
                           2.6      Shelf Registration..........................................................-4-
                                    ------------------
                           2.7      SEC Form....................................................................-4-
                                    --------
                           2.8      Other Registration Rights...................................................-4-
                                    -------------------------
                  Section 3.        Piggyback Registrations.....................................................-4-
                                    -----------------------
                           3.1      Notice and Registration.....................................................-4-
                                    -----------------------

                           3.2      Selection of Professionals..................................................-5-
                                    --------------------------
                           3.3      Registration Expenses.......................................................-5-
                                    ---------------------
                  Section 4.        Registration Procedures.....................................................-6-
                                    -----------------------
                           4.1      Registration and Qualification..............................................-6-
                                    ------------------------------
                           4.2      Underwriting................................................................-8-
                                    ------------
                           4.3      Blackout Periods for Shelf Registrations....................................-8-
                                    ----------------------------------------
                           4.4      Listing.....................................................................-9-
                                    -------
                           4.5      Holdback Agreements.........................................................-9-
                                    -------------------

                  Section 5.        Preparation; Reasonable Investigation......................................-10-
                                    -------------------------------------

                  Section 6.        Indemnification and Contribution...........................................-10-
                                    --------------------------------

                  Section 7.        Benefits and Termination of Registration Rights............................-12-
                                    -----------------------------------------------

                  Section 8.        Registration Expenses......................................................-12-
                                    ---------------------

                  Section 9.        Miscellaneous..............................................................-13-
                                    -------------
                           9.1      No Inconsistent Agreements.................................................-13-
                                    --------------------------
                           9.2      Complete Agreement.........................................................-13-
                                    -----------------
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
                           9.3      Authority..................................................................-13-
                                    ---------
                           9.4      Assignment.................................................................-13-
                                    ----------
                           9.5      Governing Law..............................................................-13-
                                    -------------
                           9.6      Notices....................................................................-13-
                                    -------
                           9.7      Severability...............................................................-14-
                                    ------------
                           9.8      Remedies...................................................................-15-
                                    --------
                           9.9      Waivers....................................................................-15-
                                    -------
                           9.10     Amendment and Modification.................................................-15-
                                    --------------------------
                           9.11     General Interpretative Principles..........................................-15-
                                    ---------------------------------
                           9.12     Counterparts...............................................................-16-
                                    ------------

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made and entered into as of ________ __, 1999, between IPC Information Systems, Inc., a Delaware corporation ("IPC"), and IXnet, Inc., a Delaware corporation and a wholly owned subsidiary of IPC (the "Company").

                             PRELIMINARY STATEMENTS

         1. IPC currently owns all of the issued and outstanding shares of the Company's common stock (the "Common Stock").

         2. The Company is offering and selling to the public shares of its Common Stock (the "IPO") by means of a Registration Statement on Form S-1 (File No. 333-79079) initially filed with the Securities and Exchange Commission (the "SEC") on May 21, 1999 (the "Registration Statement").

         3. Immediately following the consummation of the IPO, IPC will own approximately _____% of the outstanding shares of Common Stock (or approximately ______% if the underwriters exercise their over-allotment option in full in accordance with the underwriting agreement relating to the IPO).

         4. IPC and the Company desire to make certain arrangements to provide IPC with registration rights with respect to shares of Common Stock it holds after the consummation of the IPO.

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         Section 1.   Effectiveness of Agreement; Term.
                      --------------------------------

                  1.1 Effective Date. This Agreement shall become effective 180
                      --------------
         days after the closing of the IPO (the "Effective Date").

                  1.2 Shares Covered. This Agreement covers those shares of
                      --------------
         Common Stock that are held by IPC upon the effective date of the Registration Statement and continue to be held by IPC as of the Effective Date (subject to the provisions of Section 7, the "Shares"). The "Shares" shall include any securities issued or issuable with respect to the Shares by way of a stock dividend or a stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. The "Shares" shall not include any shares of Common Stock acquired by IPC after the closing of the IPO.


         IPC and any Permitted Transferees (as defined in Section 2.5) are each referred to herein as a "Holder" and collectively as the "Holders," and the Holders of Shares proposed to be included in any registration under this Agreement are each referred to herein as a "Selling Holder" and collectively as the "Selling Holders."

         Section 2.   Demand Registration.
                      -------------------

                  2.1 Notice. Upon the terms and subject to the conditions set
                      ------
         forth herein, upon written notice of any Holder holding at least 25% of the Shares requesting that the Company effect the registration under the Securities Act of 1933, as amended (the "Securities Act"), of any or all of the Shares held by it, which notice shall specify the intended method or methods of disposition of such Shares (which methods may include, without limitation, a Shelf Registration (as such term is defined in Section 2.6)) the Company will promptly give written notice of the proposed registration to all other Holders and will use its reasonable efforts to effect (at the earliest reasonable date) the registration under the Securities Act of such Shares (and the Shares of any other Holders joining in such request as are specified in a written notice received by the Company within 20 days after receipt of the Company's written notice of the proposed registration) for disposition in accordance with the intended method or methods of disposition stated in such request (each registration request pursuant to this Section 2.1 is sometimes referred to herein as a "Demand Registration"); provided, however, that:

                    (1) the Company shall not be obligated to effect a
               registration with respect to Shares pursuant to this Section 2 within 120 days after the effective date of a previous registration, other than a Shelf Registration, effected with respect to Shares pursuant to this Section 2;

                    (2) if, while a registration request is pending pursuant to this Section 2, the Company determines in the good faith judgment of the board of directors of the Company that such registration would reasonably be expected to have a material adverse effect on any existing proposal or plans by the Company or any of its subsidiaries to engage in any material acquisition, merger, consolidation, tender offer, other business combination, reorganization, securities offering or other material transaction, the Company may postpone for up to 120 days the filing or effectiveness of such registration; provided, however, that the Company may delay a Demand Registration hereunder only once in any 12 month period;

                    (3) the Company shall not be obligated to register such
               Shares unless the number of the Shares requested pursuant to this
               Section 2 shall have an aggregate expected offering price of at least $________ million; and

                    (4) if a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Shares requested to be included in such offering exceeds the number of Shares which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Shares initially requesting such registration or without materially adversely affecting the market for the Common Stock, the Company shall include in such registration the number of Shares requested to be included therein which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering and without materially adversely affecting the market for the Common Stock, pro rata among the respective Holders thereof on the basis of the amount of Shares owned by each Holder requesting inclusion of Shares in such registration; and

                    (5) the Holders may request no more than two Demand
               Registrations during the term of this Agreement.

                  2.2 Registration Expenses. All Registration Expenses (as
                      ---------------------
         defined in Section 8) for any registration requested pursuant to this
         Section 2 (including any registration that is delayed or withdrawn) shall be paid by the Company.

                  2.3 Selection of Professionals. The Holders of a majority of
                      --------------------------
         the Shares included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering; provided, however, that if such Holders select an investment banker or manager that was not one of the managers of the IPO, such investment banker or manager shall not administer such offering if the Company reasonably objects thereto. The Holders of a majority of the Shares included in any Demand Registration shall have the right to select the financial printer, the solicitation and/or exchange agent (if any) and one counsel for the Selling Holders. The Company shall select its own outside counsel and independent auditors.

                  2.4 Third Person Shares. The Company shall have the right to
                      -------------------
         cause the registration of securities for sale for the account of any Person (as defined in Section 6(e) below) (including the Company) other than the Selling Holders (the "Third Person Shares") in any registration of the Shares requested pursuant to this Section 2 so long as the Third Person Shares are disposed of in accordance with the intended method or methods of disposition requested pursuant to this
         Section 2.

               If a Demand Registration in which the Company proposes to include Third Person Shares is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Shares and Third Person Shares requested to be included in such offering exceeds the number of Shares and Third Person Shares which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Shares initially requesting such registration or without materially adversely affecting the market for the Common Stock, the Company shall not include in such registration any Third Person Shares unless all of the Shares initially requested to be included therein are so included.

                  2.5 Permitted Transferees. As used in this Agreement,
                      ---------------------
         "Permitted Transferee" shall mean any transferee of Shares [from IPC], whether direct or indirect, designated by IPC (or a subsequent Holder) in a written notice delivered to the Company as provided for in Section
         9.7. Any Permitted Transferee of the Shares shall be subject to, and bound by, all of the terms and conditions herein applicable to Holders. The notice required by this Section 2.5 shall be signed by both the transferring Holder and the Permitted Transferee so designated and shall include an undertaking by the Permitted Transferee to comply with the terms and conditions of this Agreement applicable to Holders.

                  2.6 Shelf Registration. With respect to any Demand
                      ------------------
         Registration, the requesting Holders may request the Company to effect a registration of the Shares under a registration statement pursuant to Rule 415 under the Securities Act (or any successor rule) (a "Shelf Registration").

                  2.7 SEC Form. The Company shall use its reasonable efforts to
                      --------
         cause Demand Registrations to be registered on Form S-3 (or any successor form), and if the Company is not then eligible under the Securities Act to use Form S-3, Demand Registrations shall be registered on Form S-1 (or any successor form). The Company shall use its reasonable efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its reasonable efforts to remain so eligible.

                  2.8 Other Registration Rights. The Company shall not grant to
                      -------------------------
         any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, unless such rights are consistent with the rights granted under this Agreement.

         Section 3.   Piggyback Registrations.
                      -----------------------

                  3.1 Notice and Registration. If the Company proposes to
                      -----------------------
         register any of its securities for public sale under the Securities Act (whether proposed to be offered for sale by the Company or any other Person), on a form and in a manner which would permit registration of the Shares for sale to the public under the Securities Act (a "Piggyback Registration"), it will give prompt written notice to the Holders of its intention to do so, and upon the written request of any or all of the Holders delivered to the Company within 20 days after the giving of any such notice (which request shall specify the Shares intended to be disposed of by such Holders), the Company shall use its reasonable efforts to effect, in connection with the registration of such other securities, the registration under the Securities Act of all of the Shares which the Company has been so requested to register by such Holders (which shall then become Selling Holders), to the extent required to permit the disposition (in accordance with the same method of disposition as the Company proposes to use to dispose of the other securities) of the Shares to be so registered; provided, however, that:

                    (1) if, at any time after giving such written notice of its intention to register any of its other securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such other securities, the Company may, at its election, give written notice of such determination to the Selling Holders (or, if prior to delivery of the Holders' written request described above in this Section 3.1, the Holders), and thereupon the Company shall be relieved of its obligation to register such Shares in connection with the registration of such other securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 3.3), without prejudice, however, to the rights (if any) of any Selling Holders immediately to request (subject to the terms and conditions of Section 2) that such registration be effected as a registration under Section 2;

                    (2) the Company shall not be required to effect any
               registration of the Shares under this Section 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other employee benefit plans of the Company;

                    (3) if a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting the marketability of the offering or the market for the Common Stock, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Shares requested to be included in such registration, pro rata among the Holders of such Shares on the basis of the number of Shares owned by each such Holder, and (iii) third, any other securities requested to be included in such registration; and

                    (4) if a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities entitled to demand registration thereof and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting the marketability of the offering or the market for the Common Stock, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders demanding such registration and the Shares requested to be included in such registration by the Holders, pro rata among all of the holders of all such securities (and Shares) on the basis of the number of securities (and Shares) owned by each such holder, and (ii) second, any other securities requested to be included in such registration.

                  No registration of the Shares effected under this Section 3 shall relieve the Company of its obligation to effect a registration of Shares pursuant to Section 2.

                  3.2 Selection of Professionals. If any Piggyback Registration
                      --------------------------
         is an underwritten offering, the Company shall have the sole right to select the investment banker(s) or manager(s) to administer the offering. The Holders of a majority of the Shares included in any Piggyback Registration shall have the right to select one counsel for the Selling Holders. The Company shall select its own outside counsel and independent auditors.

                  3.3 Registration Expenses. The Company will pay all of the
                      ---------------------
         Registration Expenses in connection with any registration pursuant to this Section 3.

         Section 4.   Registration Procedures.
                      -----------------------

                  4.1 Registration and Qualification. If and whenever the
                      ------------------------------
         Company is required to use its reasonable efforts to effect the registration of any of the Shares under the Securities Act as provided in Sections 2 and 3, including an underwritten offering pursuant to a Shelf Registration, the Company will as promptly as is practicable:

                    (1) prepare and file with the SEC a registration statement with respect to such Shares and use its reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplement thereto, the Company shall furnish to the counsel selected by the Holders of a majority of the Shares covered by such registration statement copies of all such documents proposed to be filed (which documents shall be subject to the review and comment of such counsel);

                    (2) except in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares until the earlier of (i) such time as all of such Shares have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (ii) the expiration of three months after such registration statement becomes effective;

                    (3) in the case of a Shelf Registration, prepare and file
               with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Shares subject thereto for a period ending on the earlier of (i) nine months after the effective date of such registration statement and (ii) the date on which all the Shares subject thereto have been sold pursuant to such registration statement (the "Shelf Effective Period");

                    (4) furnish to the Selling Holders and to any underwriter of such Shares such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as the Selling Holders or such underwriter may reasonably request;

                    (5) use its reasonable efforts to register or qualify all of the Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Selling Holders or any underwriter of such Shares shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Selling Holders or any underwriter to consummate the disposition in such jurisdictions of the Shares covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                    (6) (i) furnish to the Selling Holders, addressed to them, an opinion of counsel for the Company and (ii) use its reasonable efforts to furnish to the Selling Holders, addressed to them, a "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request, in each case, in form and substance and as of the dates reasonably satisfactory to the Selling Holders;

                    (7) immediately notify the Selling Holders, at any time when a prospectus relating to a registration pursuant to Section 2 or 3 is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                    (8) permit any Selling Holder, which Selling Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

                    (9) make available members of management of the Company, as selected by the Holders of a majority of the Shares included in such registration, for assistance in the selling effort relating to the Shares covered by such registration, including, but not limited to, the participation of such members of the Company's management in road show presentations.

                    (10) in the event of the issuance of any stop order
               suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company shall use it reasonable efforts promptly to obtain the withdrawal of such order; and

                    (11) use its reasonable efforts to cause Shares covered by such registration statement to be registered with or approved by such other government agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Shares.

         The Company may require the Selling Holders to furnish the Company with such information regarding the Selling Holders and the distribution of such Shares as the Company may from time to time reasonably request in writing and as shall be required by law, the SEC or any securities exchange on which any shares of Common Stock are then listed for trading in connection with any registration.

                  4.2 Underwriting. If requested by the underwriters for any
                      ------------
         underwritten offering in connection with a registration requested hereunder (including any registration under Section 3 which involves, in whole or in part, an underwritten offering), the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 6 and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 4.1(g). The Company may require that the Shares requested to be registered pursuant to Section 3 be included in such underwriting on the same terms and conditions as shall be applicable to the other securities being sold through underwriters under such registration; provided, however, that no Selling Holder that holds less than 50% of the then outstanding shares of the Common Stock shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such Holder and such Holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof. The Selling Holders shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Selling Holders.

                  4.3   Blackout Periods for Shelf Registrations.
                        ----------------------------------------

                    (1) At any time when a Shelf Registration effected pursuant to Section 2 relating to the Shares is effective, upon written notice from the Company to the Selling Holders that the Company determines in the good faith judgment of the board of directors of the Company that the Selling Holders' sale of the Shares pursuant to the Shelf Registration would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential and the disclosure of which would have a material adverse effect on the Company or the Company is unable to comply with SEC requirements (an "Information Blackout"), the Selling Holders shall suspend sales of the Shares pursuant to such Shelf Registration until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material, (ii) 90 days after the board of directors of the Company makes such good faith determination and (iii) such time as the Company notifies the Selling Holders that sales pursuant to such Shelf Registration may be resumed (the number of days from such suspension of sales of the Selling Holders until the day when such sales may be resumed hereunder is hereinafter called a "Sales Blackout Period").

                    (2) If there is an Information Blackout and the Selling
               Holders do not notify the Company in writing of their desire to cancel such Shelf Registration, the period set forth in Section 4.1(c)(i) shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

                  4.4   Listing. In connection with the registration of any
                        -------
         offering of the Shares pursuant to this Agreement, the Company shall use its reasonable efforts to effect the listing of such Shares on any securities exchange on which any shares of the Common Stock are then listed or otherwise facilitate the public trading of such Shares.

                  4.5   Holdback Agreements.
                        -------------------

                  (1) The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any registration statement in connection with a

                    Demand Registration (other than a Shelf Registration) or a Piggyback Registration, except pursuant to registrations on Form S-8 or any successor form, S-4 or any successor form or unless the underwriters managing any such public offering otherwise agree.

                         (2) If the Holders of Shares notify the Company in
                    writing that they intend to effect an underwritten sale of Shares registered pursuant to a Shelf Registration pursuant to Section 2 hereof, the Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the 90-day period beginning on the date such notice is received, except pursuant to registrations on Form S-8 or any successor form, S-4 or any successor form or unless the underwriters managing any such public offering otherwise agree.

                         (3) If the Company completes an underwritten
                    registration with respect to any of its securities (whether offered for sale by the Company or any other Person) on a form and in a manner that would have permitted registration of the Shares, then, except pursuant to such registration, the Holders shall not effect any public sales or distributions of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, until the termination of the holdback period required from the Company by any underwriters in connection with such previous registration, but in no event more than 180 days from the effective date of such registration.

         Section 5. Preparation; Reasonable Investigation. In connection with
                    -------------------------------------
the preparation and filing of each registration statement registering the Shares under the Securities Act and each sale of the Shares thereunder, the Company will give the Selling Holders and the underwritters, if any, and their respective counsel and accountants, access to its financial and other records, pertinent corporate documents and properties of the Company and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Selling Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         Section 6. Indemnification and Contribution.
                    --------------------------------

                         (1) In the event of any registration of any of the
                    Shares hereunder, unless otherwise agreed to by the managing underwriter of an underwritten offering, the Company will enter into customary indemnification arrangements to indemnify and hold harmless each of the Selling Holders, each of their respective directors and officers, each Person who participates as an underwriter in the offering or sale of such securities, each officer and director of each underwriter, and each Person, if any, who controls each such Selling Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Covered Persons") against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any related registration statement filed under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Covered Person, as incurred, for any legal or any other expenses reasonably incurred by such Covered Person in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Holder or such underwriter specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Covered Person and shall survive the transfer of such securities by the Selling Holders. The Company also shall agree to provide for contribution as shall reasonably be requested by the Selling Holders or any underwriters in circumstances where such indemnity is held unenforceable.

                         (2) Each of the Selling Holders, by virtue of
                    exercising its respective registration rights hereunder, agrees and undertakes to enter into customary indemnification arrangements to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this Section 6) the Company, its directors and officers, each Person who participates as an underwriter in the offering or sale of such securities, each officer and director of each underwriter, and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement in, or omission from, such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, if such statement or omission is contained in written information furnished by such Selling Holder to the Company specifically for inclusion in such registration statement or prospectus; provided, however, that the obligation to indemnify shall be individual, not joint and several, for each Selling Holder and shall be limited to the net amount of proceeds received by such Selling Holder from the sale of Shares pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or Person and shall survive the transfer of the registered securities by the Selling Holders.

                         (3) Any Person entitled to indemnification hereunder
                    shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure to give prompt notice shall not impair any Person's rights to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                         (4) Indemnification and contribution similar to that
                    specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and the Selling Holders with respect to any required registration or other qualification of such Shares under any federal or state law or regulation of governmental authority other than the Securities Act.

                         (5) "Person" means an individual, a partnership, a
                    corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity, or any department, agency or political subdivision thereof.

         Section 7. Benefits and Termination of Registration Rights. The Holders
                    -----------------------------------------------
may exercise the registration rights granted hereunder in such manner and proportions as they shall agree among themselves. The registration rights hereunder shall remain in effect with respect to all Shares for a period of five
(5) years from the date of the closing of the IPO; provided, however, they shall cease to apply to any particular Shares and such securities shall cease to be Shares hereunder when: (a) a registration statement with respect to the sale of such Shares shall have become effective under the Securities Act and such Shares shall have been disposed of in accordance with such registration statement; (b) such Shares shall have been sold to the public pursuant to Rule 144 under the Securities Act (or any successor provision); (c) such Shares shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force; (d) such Shares shall have ceased to be outstanding or (e) when such Shares become eligible for sale pursuant to Rule 144(k) under the Securities Act (or any successor provision).

         Section 8. Registration Expenses. As used in this Agreement, the term
                    ---------------------
"Registration Expenses" means all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (a) all registration and filing fees; (b) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares to be disposed of under the Securities Act; (c) the fees, disbursements and expenses of one counsel for the Selling Holders in connection with the registration of the Shares to be disposed of under the Securities Act; (d) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (e) the cost of printing and producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda, any selling agreements and any amendments thereto or other documents in connection with the offering, sale or delivery of the Shares to be disposed of; (f) all expenses in connection with the qualification of the Shares to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (g) the filing fees incident to securing any required review by the Nasdaq National Market and any securities exchange on which the Common Stock is then traded or listed of the terms of the sale of the Shares to be disposed of and the trading or listing of all such Shares on the Nasdaq National Market and each such exchange; (h) the costs of preparing stock certificates; (i) the costs and charges of the Company's transfer agent and registrar; and (j) the fees and disbursements of any custodians, solicitation agents, information agents and/or exchange agents. Registration Expenses shall not include underwriting discounts and underwriters' commissions attributable to the Shares being registered for sale on behalf of the Selling Holders, which shall be paid by the Selling Holders.

         Section 9. Miscellaneous.
                    -------------

                  9.1 No Inconsistent Agreements. The Company shall not on or
                      --------------------------
         after the date of this Agreement enter into any agreement with respect to its securities that violates or subordinates the rights expressly granted to the Holders in this Agreement. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Holders of Shares to include such Shares in a registration undertaken pursuant to this Agreement; except, however, to the extent a conflict exists with
         the [     ] between IPC and [     ], the terms of the latter agreement
         shall prevail.

                  9.2 Complete Agreement. Except as otherwise set forth in this
                      ------------------
         Agreement, this Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior agreements and understandings, whether written or oral, between the parties with respect to such subject matter.

                  9.3 Authority. Each of the parties hereto represents to the
                      ---------
         other that (i) it has the corporate power and authority to execute, deliver and perform this Agreement, (ii) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate action, (iii) it has duly and validly executed and delivered this

         Agreement, and (iv) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

                  9.4 Assignment. This Agreement shall be binding on and inure
                      ----------
         to the benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and assigns, and any Permitted Transferees.

                  9.5 Governing Law. This Agreement shall be governed by and
                      -------------
         construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provisions thereof, except, however, the General Corporation Law of the State of Delaware shall apply to matters governed exclusively thereby.

                  9.6 Notices. All notices, requests, demands and other
                      -------
         communications under this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission; (iii) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service; or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:
         If to IPC:

         IPC Information Systems, Inc.
         Wall Street Plaza
         88 Pine Street
         New York, New York 10005
         Attn:  Gerald E. Starr, President and Chief Executive Officer
         Telephone:  (212) 825-9060
         Facsimile:  (212) 509-7888

         If to any other Holder, the address indicated for such Holder in the Company's stock transfer records with a copy, so long as IPC owns any Shares, to:

         IPC Information Systems, Inc.
         Wall Street Plaza
         88 Pine Street
         New York, New York 10005
         Attn:  Gerald E. Starr, President and Chief Executive Officer
         Telephone:  (212) 825-9060
         Facsimile:  (212) 509-7888

         If to the Company:

         IXnet, Inc.
         Wall Street Plaza
         88 Pine Street
         New York, New York 10005
         Attn:  David A. Walsh, Chief Executive Officer
         Telephone:  (212) 412-6400
         Facsimile:  (212) 858-6970

         with a copy to:

         Thacher Proffitt & Wood
         Two World Trade Center
         New York, New York  10048
         Attn:  Thomas N. Talley, Esq.
         Telephone:  (212) 912-7400
         Facsimile:  (212) 912-7751



         Any party may change its address for the purpose of this Section 9.7 by giving the other party written notice of its new address in the manner set forth above.

                  9.7 Severability. Any provision of this Agreement which is
                      ------------
         prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  9.8 Remedies. Each of IPC and the Company shall be entitled to
                      --------
         enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees and costs) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. Each of IPC and the Company acknowledges and agrees that under certain circumstances the breach by IPC or any of its affiliates or the Company or any of its affiliates of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity, may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any breach of the provisions of this Agreement.

                  9.9 Waivers. The observance of any term of this Agreement may
                      -------
         be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the Company and the Holders of a majority of the Shares. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by either party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

                  9.10 Amendment and Modification. Amendments of, or
                       --------------------------
         modifications to, this Agreement may only be made if such amendments or modifications, as the case may be, are approved by [a majority of] the Company's independent directors and the Holders of at least a majority of the Shares and are evidenced by a written agreement signed by the Company and such Holders. [(subject to compliance with Section 144 of the Delaware General Corporation Law)]

                  9.11 General Interpretative Principles. For purposes of this
                       ---------------------------------
         Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                         (1) the terms defined in this Agreement include the
                    plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                         (2) accounting terms not otherwise defined herein have
                    the meanings given to them in accordance with United States generally accepted accounting principles consistently applied;

                         (3) references herein to "articles," "sections,"
                    "subsections" and other subdivisions without reference to a document are to designated articles, sections, subsections and other subdivisions of this Agreement;

                         (4) a reference to a subsection without further
                    reference to a section is a reference to such subsection as contained in the same section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

                         (5) the words "herein," "hereof," "hereunder" and other
                    words of similar import refer to this Agreement as a whole and not to any particular provision;

                         (6) the term "include" or "including" shall mean
                    without limitation by reason of enumeration;

                         (7) the headings in this Agreement are solely for
                    convenience of reference and shall be given no effect in the construction or interpretation of this Agreement;

                         (8) any reference to any federal, state, local, or
                    foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires; and

                         (9) the Parties have participated jointly in the
                    negotiation and drafting of this Agreement, and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement.

                  9.12 Counterparts. This Agreement may be executed in two or
                       ------------
         more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date and year first written above.

                                IPC INFORMATION SYSTEMS, INC.

                                By:
                                    ------------------------------------
                                Name:
                                    ------------------------------------
                                Title:
                                    ------------------------------------

                                IXNET, INC.


                                By:
                                    ------------------------------------
                                Name:
                                    ------------------------------------
                                Title:
                                    ------------------------------------